UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 23, 2026
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Precision BioSciences, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-38841	20-4206017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302 East Pettigrew St. Suite A-100
Durham, North Carolina		27701
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 919 314-5512
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000005 per share	DTIL	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain     Officers; Compensatory Arrangements of Certain Officers.

On July 23, 2026, the Board of Directors (the “Board”) of Precision BioSciences, Inc. (the “Company”) approved the appointment of a new Chief Operating Officer, the appointment of a new Chief Financial Officer, and other changes to its executive leadership team. Each of these changes is effective as of August 1, 2026 (the “Effective Date”).

Appointment of Chief Operating Officer

As part of these leadership changes, the Board appointed Alex Kelly, age 60, as Chief Operating Officer of the Company. Mr. Kelly previously has served as the Company’s Chief Financial Officer since May 2021. Mr. Kelly and the Company mutually agreed to Mr. Kelly’s promotion from the role of Chief Financial Officer to Chief Operating Officer, and this transition was not the result of any disagreement with the Company or its Board relating to the Company’s operations, policies or practices or any issues regarding its accounting policies or practices.

In connection with Mr. Kelly’s appointment as Chief Operating Officer of the Company, the Compensation Committee of the Board approved an increase to Mr. Kelly’s annual base salary to $510,000 with a target annual bonus equal to 45% of his annual base salary, effective as of the Effective Date. No other changes were made to Mr. Kelly’s existing employment agreement or compensation in connection with his appointment as Chief Operating Officer.

Appointment of Chief Financial Officer

In connection with Mr. Kelly’s promotion to Chief Operating Officer, the Board appointed Naresh Tanna, age 45, as Chief Financial Officer of the Company. As Chief Financial Officer, Mr. Tanna will serve as the Company’s principal financial officer.

As Chief Financial Officer, Mr. Tanna will oversee the Company’s financial planning and reporting, investor relations, and corporate communications functions, building on his prior leadership as Vice President of Investor Relations and Chief of Staff to the Chief Executive Officer, positions he held since joining the Company in January 2022 and where he oversaw investor relations, strategic projects, commercial strategy, and business intelligence. Mr. Tanna has been an integral member of the Senior Leadership Team helping to drive the Company’s corporate strategy into fruition as it advances its wholly owned in vivo gene editing programs.

Mr. Tanna served as a Global Oncology Marketing Director at Amgen Inc. from January 2020 until joining the Company in January 2022. In addition, Mr. Tanna brings over 20 years of diverse experiences across oncology, infectious diseases, and rare diseases across treatment modalities, having held leadership roles in global oncology marketing and financial planning and analysis at Amgen Inc., AbbVie Inc., Celgene Corporation and Eli Lilly and Company focusing on marketing, strategy, and execution across commercial and development stage products. Earlier in his career, Mr. Tanna held life sciences consulting roles at Trinity Partners and Clarkston Consulting.

Mr. Tanna holds a Master of Business Administration from the IESE Business School and a Bachelor of Science in Biomedical Engineering and Political Science from Rutgers School of Engineering and has earned a Chief Financial Officer certificate from the executive program at The Wharton School of the University of Pennsylvania.

In connection with Mr. Tanna’s appointment as Chief Financial Officer of the Company, the Company will enter into an employment agreement with Mr. Tanna. Under Mr. Tanna’s employment agreement, Mr. Tanna will receive an annual base salary equal to $400,000 with a target annual bonus equal to 40% of his annual base salary (pro-rated for 2026 based on the partial year served).

There are no arrangements or understandings between Mr. Tanna and any other person pursuant to which he was appointed as Chief Financial Officer of the Company.

The foregoing description of Mr. Tanna’s employment agreement is qualified in its entirety by reference to the full text of such agreement, which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2026.

Other Officer Changes

As a result of the above changes, and the assignment of all research functions to Cassie Gorsuch, Ph.D., the Company’s Chief Scientific Officer, the Company’s executive officers will now consist of the following: Michael Amoroso, President and Chief Executive Officer, Naresh Tanna, Chief Financial Officer, Alex Kelly, Chief Operating Officer, Cassie Gorsuch,

Chief Scientific Officer, and Dario Scimeca, Chief Legal Officer (effective as of the Effective Date) and Corporate Secretary.

Appointment of Principal Accounting Officer

On the Effective Date, Mei Burris, age 40, the Company’s Vice President of Finance, will be designated as and assume the responsibilities of principal accounting officer and Chief Accounting Officer.

Ms. Burris currently serves as the Company’s Vice President of Finance, a position she has held since November 2024. Ms. Burris first joined the Company in February 2019, and since that time, has held roles of increasing responsibility with the Company including Senior Director of Finance and Corporate Controller, Director of Investor Relations and Finance, and Director of Financial Reporting. As Vice President of Finance and Chief Accounting Officer, Ms. Burris is responsible for the Company’s accounting function, including technical accounting, accounting policy, internal controls over financial reporting, and external financial reporting. Prior to joining the Company, from August 2017 to February 2019, Ms. Burris served as Assistant Controller of Heat Biologics, Inc. (now Scorpius Holdings, Inc.), a publicly traded biotechnology company. From April 2014 to August 2017, Ms. Burris was with Cempra Pharmaceuticals, Inc., a publicly traded pharmaceutical company (now CorMedix Therapeutics, Inc.), where Ms. Burris served as Senior Accountant. Ms. Burris is a Certified Public Accountant and received a Bachelor of Science in Business Administration from West Virginia University.

There are currently no changes to Ms. Burris’ compensation in connection with her designation as principal accounting officer and Chief Accounting Officer, and there are no arrangements or understandings between Ms. Burris and any other person pursuant to which she was appointed as principal accounting officer and Chief Accounting Officer of the Company.

Item 7.01. Regulation FD Disclosure

On July 27, 2026, the Company issued a press release announcing the changes to its senior leadership team, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the impact of the senior leadership changes. In some cases, you can identify forward-looking statements by terms such as “aim,” “anticipate,” “approach,” “believe,” “contemplate,” “could,” “designed”, “estimate,” “expect,” “goal,” “intend,” “look,” “may,” “mission,” “plan,” “possible,” “potential,” “predict,” “project,” “pursue,” “should,”, “strive”, “target,” “will,” “would,” or the negative thereof and similar words and expressions. Forward-looking statements are based on management’s current expectations, beliefs and assumptions and on information currently available to us. Such statements are neither promises nor guarantees, and involve a number of known and unknown risks, uncertainties and assumptions, and actual results may differ materially from those expressed or implied in the forward-looking statements due to various factors, including the risks identified from time to time in the reports the Company files with the Securities and Exchange Commission (“SEC”), including the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026, as such factors may be updated from time to time in its other filings with the SEC, accessible on the SEC’s website at www.sec.gov. The forward-looking statements in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to update or revise any of the statements. The Company’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

99.1	Press release of Precision BioSciences, Inc. dated July 27, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION BIOSCIENCES, INC.

Date:	July 27, 2026	By:	/s/ Dario Scimeca
Dario Scimeca General Counsel